UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2017 bluebird bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (339) 499-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On June 23, 2017, bluebird bio, Inc. (“bluebird”) will be conducting meetings with investors in connection with its announcement of updated clinical data at the 22nd Congress of the European Hematology Association.  As part of these meetings, bluebird will deliver the slide presentation furnished to this report as Exhibit 99.1 and which is incorporated by reference herein.

See Item 8.01 below, which is incorporated by reference herein.

The information in Item 7.01 of this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act’) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01   Other Events

On June 23, 2017, bluebird issued two press releases announcing updated clinical data from the Northstar-2 and HGB-205 studies of its LentiGlobin product candidate in transfusion-dependent β-thalassemia and severe sickle cell disease, being presented at the 22nd Congress of the European Hematology Association.  The full text of bluebird’s press releases regarding the announcements are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1 99.2 99.3	Investor presentation provided by bluebird bio, Inc. on June 23, 217 Press release issued by bluebird bio, Inc. on June 23, 2017 Press release issued by bluebird bio, Inc. on June 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 23, 2017	bluebird bio, Inc.
	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Legal Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Investor presentation provided by bluebird bio, Inc. on June 23, 217
99.2	Press release issued by bluebird bio, Inc. on June 23, 2017
99.3	Press release issued by bluebird bio, Inc. on June 23, 2017